TransMontaigne Partners LLC

TransMontaigne Lender Presentation

July 2025

Disclaimer

Special Notice regarding Material Non-Public Information

THE COMPANY AND SPONSOR HAVE REPRESENTED THAT THE INFORMATION CONTAINED IN THIS LENDER PRESENTATION IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE SPONSOR, THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES FOR PURPOSES OF UNITED STATES FEDERAL AND STATE SECURITIES LAWS. THE RECIPIENT OF THIS LENDER PRESENTATION HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE SPONSOR, THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A LENDER PRESENTATION THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE SPONSOR, THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES THAT MAY BE MATERIAL. THE COMPANY, THE SPONSOR, AND THE ARRANGERS DO NOT TAKE ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY, THE SPONSOR AND THE FACILITIES.

Disclaimer

Notice to and Undertaking by Recipients

This Lender Presentation (the "Lender Presentation") has been prepared solely for informational purposes from information supplied by or on behalf of TransMontaigne Operating Company L.P. (the "Company") and ArcLight Capital Partners (the "Sponsor"), and is being furnished by Barclays Bank PLC and other arrangers (collectively, the "Arrangers") to you in your capacity as a prospective lender (the "Recipient") in considering the proposed Credit Facilities described in the Lender Presentation (the "Facilities").

ACCEPTANCE OF THIS LENDER PRESENTATION CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE TO AND UNDERTAKING BY RECIPIENTS (THIS "NOTICE AND UNDERTAKING") AND THE SPECIAL NOTICE SET FORTH ON THE COVER PAGE HEREOF (THE "SPECIAL NOTICE"). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE LENDER PRESENTATION AND OTHER EVALUATION MATERIAL (AS DEFINED HEREIN) ON THE TERMS SET FORTH IN THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THE LENDER PRESENTATION AND ANY OTHER EVALUATION MATERIAL TO THE ARRANGERS IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF AND, IF APPLICABLE, IMMEDIATELY TERMINATE ACCESS TO THE RELATED SYNDTRAK SITE.

I. Confidentiality

As used herein: (a) "Evaluation Material" refers to the Lender Presentation and any other information regarding the Company, the Sponsor or the Facilities furnished or communicated to the Recipient by or on behalf of the Company or Sponsor in connection with the Facilities (whether prepared or communicated by the Arrangers, the Company, or the Sponsor, their respective advisors or otherwise) and (b) "Internal Evaluation Material" refers to all memoranda, notes, and other documents and analyses developed by the Recipient using any of the information specified under the definition of Evaluation Material.

The Recipient acknowledges that the Company and Sponsor considers the Evaluation Material to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the Evaluation Material and Internal Evaluation Material confidential; provided however that (i) it may make any disclosure of such information to which the Company, the Sponsor and the Arrangers give their prior written consent and (ii) any of such information may be disclosed to it, its affiliates and their respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, "Representatives") (it being understood that such Representatives shall be informed by it of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of this Notice and Undertaking and the Special Notice). The Recipient agrees to be responsible for any breach of this Notice and Undertaking or the Special Notice that results from the actions or omissions of its Representatives.

The Recipient shall be permitted to disclose the Evaluation Material and Internal Evaluation Material in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self-regulatory organization) or in connection with any legal proceedings. The Recipient agrees that it will notify the Arrangers, the Company and the Sponsor as soon as practical in the event of any such disclosure (other than at the request of a regulatory authority), unless such notification shall be prohibited by applicable law or legal process.

The Recipient shall have no obligation hereunder with respect to any Evaluation Material or Internal Evaluation Material to the extent that such information (i) is or becomes publicly available other than as a result of a disclosure by the Recipient or its Representatives in violation of this agreement, or (ii) was within the Recipient's possession prior to its being furnished pursuant hereto or becomes available to the Recipient on a non-confidential basis from a source other than the Company, the Sponsor, the Arrangers or their respective agents, provided that the source of such information was not known by the Recipient to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company, the Sponsor, the Arrangers or any other party with respect to such information.

Disclaimer

In the event that the Recipient of the Evaluation Material decides not to participate in the transactions described herein, upon request of the Arrangers, the Recipient shall as soon as practicable return all Evaluation Material (other than Internal Evaluation Material) to the Arrangers or represent in writing to the Arrangers that the Recipient has destroyed all copies of the Evaluation Material (other than Internal Evaluation Material) unless prohibited from doing so by the Recipient's internal policies and procedures, and treat any Internal Evaluation Material as confidential in accordance with its internal policies and procedures.

II. Information

The Recipient acknowledges and agrees that (i) the Arrangers received the Evaluation Material from third party sources (including the Company and Sponsor) and it is provided to the Recipient for informational purposes, (ii) the Arrangers and their respective affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of the Evaluation Material or any information contained therein, (iii) no representation regarding the Evaluation Material is made by the Arrangers or any of their respective affiliates, (iv) neither the Arrangers nor any of their respective affiliates have made any independent verification as to the accuracy or completeness of the Evaluation Material, (v) the Arrangers and their respective affiliates shall have no obligation to update or supplement any Evaluation Material or otherwise provide additional information and (vi) none of the Arrangers or their respective affiliates shall have any liability with respect to the unauthorized use or misuse of the Lender Presentation or any related marketing material by any Recipient.

The Evaluation Material has been prepared to assist interested parties in making their own evaluation of the Company, the Sponsor and the Facilities and does not purport to be all-inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision to become a lender. The Recipient should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to become a lender and should perform its own independent investigation and analysis of the Facilities or the transactions contemplated thereby and the creditworthiness of the Company. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company and that it is engaged in making, acquiring or holding commercial loans in the ordinary course. The Recipient understands that the Facility sets forth the terms of a commercial lending facility, and not any other type of financial instrument, and agrees not to assert a claim in contravention of the foregoing. The information and data contained herein are not a substitute for the Recipient's independent evaluation and analysis and should not be considered as a recommendation by the Arrangers or any of their respective affiliates that any Recipient enter into the Facilities. The Recipient acknowledges that each Arranger's activities in connection with the Facilities are undertaken by such Arranger as a principal on an arms-length basis and no Arranger has any fiduciary, advisory or similar responsibilities in favor of the Recipient in connection with the Facilities or the process related thereto.

The Evaluation Material may include certain forward-looking statements and projections provided by the Company or Sponsor. Any such statements and projections reflect various estimates and assumptions by the Company or Sponsor concerning anticipated results. No representations or warranties are made by the Company, the Sponsor, the Arrangers or any of their respective affiliates as to the accuracy of any such statements or projections. Whether or not any such forward-looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company or the Sponsor. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements.

III. General

It is understood that unless and until a definitive agreement regarding the Facilities between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Facilities by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice.

Disclaimer

The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company, the Sponsor and the Arrangers shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages.

This Notice and Undertaking and the Special Notice together embody the entire understanding and agreement between the Recipient and the Arrangers with respect to the Evaluation Material and the Internal Evaluation Material and supersede all prior understandings and agreements relating thereto. The terms and conditions of this Notice and Undertaking and the Special Notice shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Facilities, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. If you do not enter into the Facilities, the application of this Notice and Undertaking and the Special Notice shall terminate with respect to all Evaluation Material and Internal Evaluation Material on the date falling one year after the date of the Lender Presentation.

This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern).

Executive Summary

Executive Summary

- **TransMontaigne Partners LLC ("TransMontaigne" or the "Company") is a premier pure-play midstream terminal infrastructure platform focused on stable, fee-based revenue streams.**
  - Mission critical, highly diversified portfolio of scale comprised of 51 terminals (c. 42.5 Mmbbls of capacity) located across 8 regions.
  - Long track record of stable, predictable performance driven by predominantly fee-based, contracted revenue streams.
  - Strong free cash flow conversion, averaging 53% of revenue since 2022.[1]
  - 3/31/2025 LTM Adj. EBITDA of ~$219 million[2], up 7% from FY2023 Adj. EBITDA of $205 million.
- **After its take-private transaction by ArcLight Energy Partners VI ("ArcLight") in 2019, TransMontaigne continues to successfully execute on its growth and financing strategy.**
  - Increased Adj. EBITDA from $133 million in 2018 to ~$219 million[2] (65%) by successfully executing highly accretive growth projects, acquiring assets in the PNW, and recontracting.
- **TransMontaigne has agreed to sell two terminals (collectively, the "Terminal Sales"), with net proceeds from both transactions expected to be used to repay existing debt.**
  - Fisher Island Terminal: $180 million sale price with expected closing in early Q4 2025, subject to customary closing conditions.
  - Fairfax Terminal: Approximately $30.75 million sale price with expected closing on or around June 30, 2026, subject to customary closing conditions.
- **TransMontaigne is seeking to reprice its existing ~$1,113 million Senior Secured Term Loan B (the "Repricing").**
  - Upon effectiveness of the Repricing, the 101% soft call premium will be reinstated for six months.

TransMontaigne is requesting commitments for the proposed Term Loan B Amendment by 12 PM EST on July 25th.

Amendment Summary

Term	Existing	Proposed
Spread	S + 325 bps	S + 250 bps
Floor	0.50%	0.50%
OID	--	Par

Note: See Appendix for reconciliation of non-GAAP measure.
1. Free Cash Flow defined as Adj. EBITDA – Maintenance Capex – Income Taxes.
2. LTM EBITDA as of Q1'25 filings.

Current Capitalization

Summary

- TransMontaigne Operating Company L.P. intends to reprice its existing ~$1,113 million Senior Secured Term Loan B.
- Upon effectiveness of the Repricing, the 101% soft call premium will be reinstated for six months.

Current Capitalization

($ in millions)	3/31/2025A	xLTM EBITDA	Fisher Island Proforma	xLTM EBITDA
Cash & Cash Equivalents	$14		$14	
Secured Debt				
Senior Secured Revolving Credit Facility ($150 million)	$0		$0	
Senior Secured Term Loan	1,113		933	
Total TransMontaigne Secured Debt	**$1,113**	**5.1x**	**$933**	**4.5x**
Net TransMontaigne Secured Debt	*$1,099*	*5.0x*	*$919*	*4.4x*
Unsecured Debt				
8.500% Senior Notes due 2030	$500		$500	
Total TransMontaigne Partners Debt	**$1,613**	**7.4x**	**$1,433**	**6.9x**
Net TransMontaigne Partners Debt	*$1,599*	*7.3x*	*$1,419*	*6.9x*
Operating Statistics				
LTM EBITDA	$219		$207	
Liquidity				
Cash & Cash Equivalents	$14		$14	
Credit Facility Commitments	150		150	
Drawn Amount	-		-	
Letters of Credit	(0)		(0)	
Total Liquidity	**$163**		**$163**	

Historical Growth Projects

Energy transition driving attractive alternative fuels projects

Long history of successful organic growth projects

- TransMontaigne has a long history of successfully executing **large-scale organic projects on time and on budget** at EBITDA build multiples of ~4x.
- TransMontaigne has executed over $190mm of growth capital over the last 5 years.
- Recently, TransMontaigne has successfully executed organic growth projects to **increase terminal storage capacity and accessibility.**
- The company has a clear line of sight on multiple captive, organic growth opportunities with advanced negotiations for projects in the near-term pipeline.
- **Substantially all growth-related capital projects are Energy Transition driven**, further demonstrating TransMontaigne's commitment to emissions reduction and energy transition.
  - TransMontaigne's footprint is well positioned to **capitalize on energy transition on both coasts.**
  - TransMontaigne aims to **optimize existing terminals and convert legacy infrastructure tankage to renewable diesel** and other renewable products and blending enhancements.

Planned Near Term Growth Project Pipeline

Type	Project Description	Executed	Service
Energy Transition	• Rail expansion on existing property to drive receipts of ethanol and gasoline blending components.	Planned	Q3 2026
Energy Transition	• New tank construction to support renewable product storage.	Planned	Q4 2026
Energy Transition	• Convert additional 500,000-barrel crude tank to clean products storage.	Executed	Q1 2026
Energy Transition	• Install 5,000 railcar offloading site and associated logistics.	Planned	Q2 2027

Noteworthy Updates and Initiatives

Noteworthy Updates and 2025 Initiatives	
Asset Sales	• On January 22, 2025, TransMontaigne announced it had entered into separate agreements to sell its Fisher Island and Fairfax Terminals. ▪ Approximately $180 million of proceeds from the Fisher Island transaction and approximately $31 million of proceeds from the Fairfax transaction will be used to repay the TLB. ▪ Fisher Island Terminal Sale is expected to close beginning of Q4 2025 while the Fairfax Terminal sale is expected to close Q2 2026. • Following the Fisher Island closing, TransMontaigne will lease the terminal from the buyer to allow the company to continue servicing its current customer agreements through approximately May 2027.
Brownsville Legal Settlement	• Expected to announce a legal settlement related to Brownsville, including payment by TransMontaigne of $4.4 million, with Q2 2025 Earnings. • This will be a one-time charge.
Growth Projects	• TransMontaigne has a history of successfully executing organic growth projects on time and on budget at EBITDA build multiples of ~4x. ▪ Recently announced the conversion of a second idle 500 Mbbl tank from crude to gasoline service in Martinez, CA at a cost of $16 million with $5.8 million of incremental EBITDA beginning January 2026. • TransMontaigne has a clear line of sight on other captive, organic growth opportunities on the West Coast that are in advanced negotiations.




TransMontaigne Partners LLC

Appendix



TRANSMONTAIGNE

Pro Forma Organizational Structure[1]

Overview


ARCLIGHT
ArcLight Energy Partners Fund VI L.P. and Affiliates
TransMontaigne Finance Holdings, L.L.C. ("TransMontaigne Finance" or "HoldCo")
Existing $500mm Senior Notes ("New Unsecured Notes")
TransMontaigne Partners L.L.C. (the "Company")
Provides downstream guarantees to the Borrower
Existing $150mm RCF
Existing $1,113mm TLB ("TransMontaigne TLB")
TransMontaigne Operating Company L.P. (the "Borrower")
Operating subsidiaries provide upstream guarantees to the Borrower and the Company
TransMontaigne Operating GP L.L.C.
TransMontaigne Operating Finance Corp.
TransMontaigne Terminals L.L.C.
Razorback L.L.C.
TPSI Terminals L.L.C.
TransMontaigne Finance Corp.
42.5%
50%
BOSTCO L.L.C.
Frontera Brownsville L.L.C.
TPME L.L.C.
SeaPort Financing L.L.C.(2)
TransMontaigne Management Services L.L.C.

Note: Triangles reflect joint venture entities'; unless otherwise noted, reflects 100% ownership.
1. Shown pro-forma for Fisher Island terminal sale.
2. SeaPort Financing L.L.C. consists of TransMontaigne's Tacoma Terminal, 51% ownership of SMP, and 30% ownership of Olympic Pipeline.

Terminal Network

TransMontaigne's assets provide critical services to the transportation and refining sectors

SMP JV [4]
- Terminals: 2
- Capacity: 1.3 Mmbbls

Olympic Pipeline JV [5]
- 414-mile pipeline
- Terminals: 1
- Capacity: 0.5 Mmbbls

Midwest
- 67-mile pipeline
- Terminals: 4
- Capacity: 1.6 Mmbbls

River
- Terminals: 11
- Capacity: 2.2 Mmbbls

Southeast
- Terminals: 20
- Capacity: 12.5 Mmbbls

West Coast
- Terminals: 3
- Capacity: 7.2 Mmbbls

Bostco JV [3]
- Terminals: 1
- Capacity: 7.1 Mmbbls

Brownsville [2]
- 16-mile pipeline
- Terminals: 1
- Capacity: 1.6 Mmbbls

Frontera JV [2]
- Terminals: 1
- Capacity: 1.7 Mmbbls

Gulf Coast
- Terminals: 8
- Capacity: 6.9 Mmbbls


Bayview
Seattle
Sound (Tacoma)
Portland
Martinez
Richmond
East Liverpool
Ohio River
Greater Cincinnati
New Albany
Evansville
Louisville
Owensboro
Henderson
Paducah
Cape Girardeau
Mt. Vernon
Cushing
Rogers
Oklahoma City
Greenville
Baton Rouge
Fairfax
Richmond
Norfolk
Charlotte
Spartanburg
Lookout Mtn
Rome
Athens
Doraville
Griffin
Birmingham
Meridian
Macon
Americus
Collins
Purvis
Albany
Bainbridge
Jacksonville
Pensacola
Cape Canaveral
Tampa
Port Manatee
Port Everglades North
Port Everglades South
Fisher Island (Miami)
Legend
TransMontaigne Assets:
TransMontaigne Terminals
TransMontaigne Pipelines
Atlanta Engineering and Operations Center
TransMontaigne HQ
Other:
3rd Party Pipelines

% of Total Capacity

Southeast	29%
West Coast	17%
BOSTCO JV(3)	17%
Gulf Coast	16%
River	5%
Frontera JV(2)	4%
Brownsville(2)	4%
Midwest	4%
SMP JV(4)	3%
Olympic JV(5)	1%

1. Owns and operates 50 storage terminals; also interests in five additional terminals through Joint Ventures.
2. Brownsville complex is comprised of both the Frontera Joint Venture and TLP assets – TLP owns a 50% interest.
3. Reflects total active storage capacity of BOSTCO – TLP owns a 42.5% interest.
4. Reflects total active storage capacity of Seaport Midstream Partners – TLP owns a 51% interest.
5. Reflects total active storage capacity of Olympic Pipeline – TLP owns a 30% interest.

Notes: Dashed lines indicate third part pipelines; information as of 12/31/2024.

TransMontaigne: Role in the Energy Supply Chain

TransMontaigne is a refined products utility…

Utility Business Model

- **Provides an essential service to** consumers and society.
- Permanent infrastructure with high barriers to entry and minimal competition.
- Predictable and consistent demand.
- Stable, fee-based income with minimal commodity exposure.

Essential Energy Sources for End-Users → **Utility or Utility-Like Service Provider** → **End-User**

Electricity & Natural Gas → Power Plant → Production → Transmission, Transmission → Distribution, Distribution → End-User

Transportation Fuels → Refinery → Storage → Pipeline → Storage → Distribution → Point of Sale → End-User

…with permanent infrastructure strongly positioned to serve end-user demand across North America…



Serves transportation demand across a footprint that spans 23 states in the U.S. (over 65% of the population) and northern Mexico (7% of Mexican population).



Delivers marine fuel at 4 of 5 major Florida ports; serves markets with populations growing at double the rate of the rest of the U.S.



Provides critical outlets for over 12 Mmbbl/d of refining capacity across PADD 2, PADD 3, and PADD 5.



Substantial commercial activity supporting renewable / clean fuel activity across key regions.

…which is impossible to replicate through "build" or "buy" strategies

- TransMontaigne's footprint is incredibly well positioned to capitalize on energy transition on both coasts.
- TransMontaigne infrastructure is highly entrenched in the refined product supply chain and is part of the backbone of fuels distribution infrastructure across the U.S.
- Zoning regulations and construction restrictions often preclude, or severely inhibit, new construction of refined product infrastructure.
- TransMontaigne's regulatory permits exceed its existing operating footprint, which facilitates efficient and inexpensive organic expansion projects compared to greenfield projects that require land acquisition.

Midstream Terminal Infrastructure

Midstream terminal infrastructure serves as the key link between crude oil and refined products production and end-market / end-user demand

Midstream Terminal Infrastructure Overview

Essential Services

- **Storage** of products ahead of distribution to end-markets / end-users.
- **Blending** of components (ethanol, biodiesel, butane, additives) with refined products to meet finished product grades.
- **Transloading** of product from one transport mode to another (e.g., pipe to truck, rail to barge, rail to truck).
- **Throughput** of wholesale product for distribution to end-markets.

Blue Chip Customers

Major Integrated Energy Companies

Independent Refiners

National Oil Companies

Large Fuel Retailers

Global Commodity Trading Firms / Energy Marketers

Highly Stable Earnings

ü Mission critical infrastructure typically translates to significant portion of take-or-pay contracts with limited volumetric risk.

ü Business model relies predominately on fee-based revenue with minimal exposure to commodity pricing and minimal working capital requirements.

ü Demand-pull fundamentals tend to be much more stable and predictable than supply-push fundamentals that underpin other terminal operations.

Durable Revenue Model Underpinned by Firm Commitments

Fully contracted business model anchored by take-or-pay reservation payments and fixed fee charges

- TransMontaigne plays an integral role in the delivery and distribution of refined products to major demand centers in the U.S.
- Large-scale terminals infrastructure platform with high barriers to entry and limited competition.
- The majority of contracted revenue for TransMontaigne terminals is driven by two components:
  - Firm commitments: fixed fee, take-or-pay contracts for leased volume of storage tanks (regardless of utilization) or minimum throughput commitment.
  - Ancillary revenue: predominantly fixed fee charges for ancillary terminal services (such as additization, heating / mixing, product transfer) and excess throughput fees for volumes above minimum commitment levels; also includes other volume-based revenues including product gains and blending margins.
    - Firm commitments and ancillary revenue are indexed to inflation, allows for preservation of gross margin over time.

Simple Business Model

Terminal Revenue[1]

Sources

Firm Commitments	Ancillary Revenue
Take-or-pay reservation charges; storage capacity rental income (80%)	*Predominantly fixed fee charges for essential handling and logistics services performed by TransMontaigne* (20%)

Drivers

Firm Commitments		Ancillary Revenue	
Leased Capacity (Bbl)	Rate ($/Bbl/Month)	Volume Throughput (Bbl)	Ancillary Services Offered ($ fee)

2024 Revenue by Region


28%
3%
7%
5%
24%
31%
Gulf Coast
Midwest
Brownsville
River
Southeast
West Coast
Central Services

2024 Revenue Mix


12%
8%
6%
74%
Fossil Fuels
Jet Fuel
Other products (Asphalt, Chemicals)
Renewables

Stable and Predictable Financial Performance

Consistent performance regardless of economic or commodity cycles

TransMontaigne has maintained high levels of contracted capacity resulting in highly stable financial performance…


% Contracted
94%
95%
94%
96%
94%
96%
91%
94%
96%
94%
95%
92%
97%
88%
90%
89%
92%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

…not correlated to commodity prices, but instead linked to highly stable transportation sector activity


EBITDA ($mm)
Gasoline ($/Gal)
Diesel ($/Gal)
$58
$60
$69
$70
$72
$71
$78
$92
$99
$93
$126
$152
$165
$163
$196
$205
$220
$2.86
$1.68
$2.15
$2.96
$3.03
$2.99
$2.76
$1.66
$1.37
$1.66
$2.10
$1.94
$1.25
$2.07
$3.55
$2.81
$2.59
$2.49
$1.69
$2.12
$2.82
$2.91
$2.84
$2.62
$1.63
$1.41
$1.62
$1.92
$1.72
$1.18
$2.10
$2.97
$2.51
$2.35
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Gross Margin / Shell Capacity ($/Bbl)[1]

$3.7	$3.6	$4.0	$4.2	$4.1	$4.1	$3.8	$4.0	$4.3	$4.4	$4.6	$5.4	$5.8	$5.6	$6.2	$6.5	$6.7

1. Reflects gross margin and shell capacity of TransMontaigne's wholly-owned business segments.